[Graphic]

[Graphic]Federated Investors

Federated International Equity Fund

13TH SEMI-ANNUAL REPORT
MAY 31, 1998

ESTABLISHED 1984

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

Federated International Equity Fund was created in 1984, and I am pleased to present its 13th Semi-Annual Report. This report covers the first half of the fund's fiscal year which is the six-month period from December 1, 1997 through May 31, 1998. The fund offers ownership in large capitalized corporations outside the U.S. Investments are made in various countries in developed and emerging markets. As the world's economies expand, large international companies are becoming more easily recognized. International mergers and acquisitions are increasing, and here in the U.S., we have taken note that many U.S. corporations are becoming international targets.

The report begins with a discussion with the fund's portfolio manager, Drew Collins, Senior Vice President of Federated Global Research Corp. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international stock holdings, and third is the publication of the fund's financial statements.

This international stock fund is designed to pursue capital appreciation by investing in large, successful corporations around the world.* As of May 31, 1998, the fund's $233 million diversified portfolio was invested in 19 countries, across 4 continents, in 118 securities.

The first half of the fund's fiscal year was a very strong period for Federated International Equity Fund, as good security selection and a strong presence in Europe (82% of portfolio assets) produced a six-month total return of over 31% for each class of shares. As Drew relates in his discussion, the fund far and away outperformed the average international equity fund. Individual share class total return performance for the six-month period, as well as capital gains distribution, and net asset value changes follows.**

                                           NET ASSET
                    TOTAL   CAPITAL          VALUE
                    RETURN   GAINS          INCREASE
 Class A Shares     32.05%   $1.35   $17.93 to $21.93 = 22%
 Class B Shares     31.53%   $1.35   $17.48 to $21.26 = 22%
 Class C Shares     31.61%   $1.35   $17.28 to $21.00 = 22%

* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C Shares were 24.81%, 25.58%, and 30.54%, respectively.

Thank you for joining the growing number of Federated International Equity Fund shareholders who have broadened their equity assets internationally.

Adding to your account on a regular basis and reinvesting your annual dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
July 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

INVESTMENT REVIEW

[Graphic]
Drew Collins
Senior Vice President
Federated Global
Research Corp.

[Graphic]
WHAT IS YOUR ANALYSIS OF THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH SAW INTERNATIONAL EQUITIES FINALLY OUTPACE THE U.S. EQUITY MARKET?

The economic climate in Europe remained strong during the first half of the fiscal year and the fund benefited from its overweighted position in continental Europe relative to the Morgan Stanley Capital International Europe, Australia, and Far East Index (the "EAFE Index").* Sustained earnings growth and interest rate convergence were the key drivers of the European market's outperformance. The southern European economies (i.e., Spain and Italy) were the prime benefactors in this scenario as their rates had the farthest to converge, and domestic consumption was relatively strong. Overall, the European outlook is for continued growth without inflation. This may occur via a two-pronged effect: deflationary pricing pressure from Asia, and increased trade and lowering rates via the European Monetary Union.

[Graphic]
HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD COMPARED TO ITS
BENCHMARKS?

The fund produced an extremely strong six-month total return of 32.05% for Class A Shares, based on net asset value. The total returns for Class B and C Shares, based on net asset value, were 31.53% and 31.61%, respectively.** These returns were nearly double the 16.06% return of the EAFE Index for the same period. Additionally, the returns for Class A, B, and C Shares also significantly outpaced the 17.29% average total return of all international equity funds tracked by Lipper Analytical Services, Inc.+

* The Morgan Stanley Capital International Europe, Australia, and Far East Index is a market capitalization-weighted foreign securities index widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. This index is unmanaged and investments cannot be made in an index.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C Shares were 24.81%, 25.58%, and 30.54%, respectively.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]
WHAT ACCOUNTED FOR THE FUND'S SIGNIFICANT OUTPERFORMANCE?

The fund's outperformance can be mainly attributed to security selection, but looking at the overall makeup of the fund, a few characteristics should be noted. First, the fund was heavily overweighted in Europe versus its benchmark, the EAFE Index, especially in the southern European markets of Italy, Spain, and Portugal. Second, the fund had substantial investments in the financial services and telecommunications sectors, both having experienced strong earnings and revenue growth along with a re-rating by the markets.

[Graphic]
WHAT INDIVIDUAL STOCKS MADE A SIGNIFICANT IMPACT?

Individual stocks that contributed to the semi-annual performance include SINGULUS TECHNOLOGIES AG (Germany, 0.41% of net assets) and TOOLEX INTERNATIONAL NV (Netherlands, 0.75% of net assets), both key providers of the machinery necessary in making optical disks for data, audio and video. This is a fast-growing market that is likely to accelerate as optical disks take an increasing share of the data storage market, and as digital video disk (DVD) technology begins to replace VHS video cassettes in the film reproduction and distribution market.

Other strong contributors to the fund's performance include ENERGIS PLC (United Kingdom, 1.94% of net assets) and CABLE & WIRELESS COMMUNICATIONS PLC (United Kingdom, 2.52% of net assets), both major beneficiaries of the deregulation of the British telecommunications market.

[Graphic]
WHAT ARE SOME OF YOUR NOTABLE PURCHASES FOR THE FUND DURING THE REPORTING
PERIOD?

KPN (1.52% of net assets): KPN is a Netherlands-based company in the telecommunications and mail delivery business. The two divisions of this company will be de-merged in June, and this represents the only opportunity to own shares in a postal system-- not to mention one with 15% earnings growth.

TF1 (1.06% of net assets): One of four free-to-air television companies in France, Tf1 will benefit from increased advertising spending. Also, TPS, 25% owned by each of Tf1, France Television, M6, and Suez Lyonnaise des Eaux, provides subscription-based, digital, direct-to-home satellite service.

MERKANTILDATA ASA (1.4% of net assets): Merkantildata is a leading Nordic provider of information technology services and computer hardware. This company is a major beneficiary of the explosion in corporate information technology spending and the subsequent outsourcing of these responsibilities by corporations world-wide.

[Graphic]
HOW WERE THE FUND'S ASSETS DIVERSIFIED?

The fund's country and regional weightings along with the fund's top ten holdings as of May 31, 1998, were as follows:

                           PERCENTAGE OF
 COUNTRY                     NET ASSETS
 United Kingdom                 14.2%
 Canada                         10.6%
 Italy                          10.1%
 France                          8.6%
 Switzerland                     7.3%
 Netherlands                     6.7%
 Sweden                          6.7%
 Spain                           5.1%
 Portugal                        4.9%
 Greece                          4.4%
 Norway                          4.4%
 Germany                         3.7%
 Finland                         2.8%
 Japan                           1.8%
 Ireland                         1.4%
 Austria                         1.1%
 Hungary                         0.6%
 Israel                          0.4%
 Belgium                         0.2%

                           PERCENTAGE OF
 REGION                      NET ASSETS
 Europe                         82.2%
 Canada                         10.6%
 Asia Pacific                    1.8%
 Mid-East/Africa                 0.4%

TOP 10 HOLDINGS
                                        PERCENTAGE
                                            OF
 NAME                     COUNTRY       NET ASSETS
 Cable & Wireless
 Communications PLC     United Kingdom     2.52%
 Kinnevik AB, Class B   Sweden             2.27%
 Energis PLC            United Kingdom     1.94%
 Telefonica SA          Spain              1.90%
 Benckiser NV           Netherlands        1.85%
 Credit Suisse Group    Switzerland        1.77%
 Banca Popolare Milano  Italy              1.61%
 Union Bank of
 Switzerland            Switzerland        1.56%
 Mannesmann AG          Germany            1.55%
 Dalgety                United Kingdom     1.53%
   TOTAL
   PERCENTAGE OF
   NET ASSETS                             18.50%

[Graphic]
AS WE PASS THE MID-POINT OF 1998, WHAT IS YOUR OUTLOOK FOR INTERNATIONAL
EQUITIES?

We are still very positive on the outlook for the European markets going forward. However, we must admit that the strength of these markets in the opening months of the year surprised even us. We would not be surprised, however, to see some slowdown in the gains or even partial retracement before these markets head higher on a longer term view. The pieces are in place for much stronger returns from equities in Europe than have historically been recorded due to the creation of the common currency and the rationalization of industries and enterprises.

With regard to Japan, while we retain some exposure to this market through selected stocks such as Sony Music Entertainment, which owns 50% of the Sony Playstation business as well as the rights to the soundtrack for the blockbuster movie "Titanic," we remain skeptical as to the government's ability and/or willingness to engineer a turnaround in that economy and the securities markets. We still continue to look for opportunities to take advantage of the economic carnage in Southeast Asia and are looking to add positions in Latin America.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL EQUITY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $14,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL EQUITY FUND ON 8/17/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $83,968 ON 5/31/98. YOU WOULD HAVE EARNED A 13.87%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/98, the Class A Shares' 1-year, 5-year and 10-year average annual total returns were 20.79%, 12.34%, and 8.50%, respectively. Class B Shares' 1-year and since inception (9/28/94) average annual total returns were 20.85% and 9.16%, respectively. Class C Shares' 1-year, 5-year, and since inception (4/1/93) average annual total returns were 25.78%, 12.62%, and 12.58%, respectively.**

[Graphic A1. omitted.  See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED INTERNATIONAL EQUITY FUND

INVESTING ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 13 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $32,375.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000, but your account would have reached a total value of $32,375* by 5/31/98. You would have earned an average annual total return of 10.93%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic A2. omitted.  See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED INTERNATIONAL EQUITY FUND
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR LONG-TERM GROWTH

Dan and Gigi Hardwick are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund on August 17, 1984, and--to take advantage of dollar cost averaging--have invested $5,000 every August since.

By May 31, 1998, they were pleased to see that their $75,000 investment had grown to $192,333 for an average annual total return of 11.53%. Gigi is already picturing a long Mediterranean cruise to celebrate their retirement.

The couple is fictional, but the figures are real.

[Graphic A3. omitted.  See Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

                                                                                VALUE IN
   SHARES                                                                     U.S. DOLLARS
 COMMON STOCKS--93.3%
                         BELGIUM--0.2%
               14,000 (a)Global TeleSystems Group, Inc., ADR                    $   536,375
                         CANADA--10.6%
              190,200 (a)Atlantis Communications, Inc                             1,958,267
              110,000 (a)BioChem Pharma, Inc.                                     2,887,500
              109,600 (a)(b)Boardwalk Equities, Inc.                              1,655,021
              170,000 (a)CGI Group, Inc.                                          3,512,252
              180,000 (a)Informisssion Group                                      1,915,025
               27,600    Investors Group, Inc.                                    1,005,944
              147,000    Mackenzie Financial Corp.                                2,108,793
               50,400    Newcourt Credit Group, Inc.                              2,473,471
              121,050 (a)QLT Phototherapeutics                                    2,334,755
               84,100    TELUS Corp.                                              2,205,107
              152,000 (a)The Laser Center Inc.                                    2,503,947
                8,000 (a)The Laser Center Inc., ADR                                 132,000
                           Total                                                 24,692,082
                         FINLAND--2.8%
               20,500    Finnlines OY                                             1,232,276
               24,100    Helsingin Puhelin Oyj                                      977,634
               37,800    Nokia Oyj                                                2,488,264
               23,900 (a)Sponda Oyj                                                 154,242
                8,000    TT Tieto OY, Class B                                     1,755,389
                           Total                                                  6,607,805
                         FRANCE--8.6%
               12,000    AXA                                                      1,365,870
               10,400    Alcatel Alsthom                                          2,224,971
              160,000    Bull                                                     2,786,562

FEDERATED INTERNATIONAL EQUITY FUND

                                                                               VALUE IN
   SHARES                                                                     U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                         FRANCE--CONTINUED
               20,044    Cap Gemini Sogeti                                     $  2,991,692
               12,000    DEX                                                      1,630,620
               24,800    Sanofi SA                                                2,905,699
               40,000    Scor SA                                                  2,520,475
               17,500    Tf1 - Tv Francaise                                       2,468,661
               11,677 (a)Transiciel SA                                            1,171,018
                           Total                                                 20,065,568
                         GERMANY--3.6%
               30,000    Bhf-Bank Ag                                              1,230,769
                3,690    Mannesmann AG                                            3,608,827
                9,000 (a)Singulus Technologies AG                                   958,386
               64,000    Tarkett Sommer AG                                        2,510,859
                           Total                                                  8,308,841
                         GREECE--4.4%
               29,000    Alpha Credit Bank                                        3,025,611
               78,000    Hellenic Telecommunications Organization                 2,290,730
               87,800    Heracles General Cement SA                               2,273,148
               37,000    Natl Mortgage Bk                                         2,647,974
                           Total                                                 10,237,463
                         HUNGARY--0.6%
               27,000    OTP Bank RT, GDR                                         1,124,550
                         IRELAND--1.4%
              477,000    Anglo Irish Bank Corp. PLC                               1,308,862
               20,000 (a)Elan Corp. PLC, ADR                                      1,223,750
               20,000 (a)Saville Systems Ireland PLC, ADR                           798,750
                           Total                                                  3,331,362

FEDERATED INTERNATIONAL EQUITY FUND

                                                                               VALUE IN
   SHARES                                                                     U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                         ISRAEL--0.4%
               58,500 (a)Forsoft Ltd., ADR                                      $   914,063
                         ITALY--10.1%
               37,900 (a)Aeroporti di Roma SPA                                      571,303
            1,340,000    Banca Di Roma                                            2,763,083
               50,700    Banca Popolare Bergamo-Cv                                1,192,517
              416,000    Banca Popolare Di Milano                                 3,743,527
              490,000    Calcemento SPA                                             891,923
              351,000    Credito Emiliano SPA                                     1,156,024
              443,000    Credito Italiano                                         2,470,770
              300,000    Gruppo Editoriale L Espresso                             2,730,375
              105,000    Istituto Mobiliare Italiano SPA                          1,797,782
              365,000    Mediaset SPA                                             2,340,941
              270,000    Telecom Italia SPA                                       1,455,973
              328,000    Telecom Italia SPA                                       2,478,657
                           Total                                                 23,592,875
                         JAPAN--1.8%
              108,000    Kirin Brewery Co., Ltd.                                  1,005,213
               78,000    Sony Music Entertainment, Inc.                           3,137,122
                           Total                                                  4,142,335
                         NETHERLANDS--6.7%
               76,000 (a)Benckiser NV                                             4,315,755
               20,000    ING Groep, NV                                            1,373,412
               18,310    Kempen & Co. NV                                          1,294,712
               63,200    Koninklijke PTT Nederland NV                             3,532,324
               63,000    Nutreco Holding NV                                       2,224,211

FEDERATED INTERNATIONAL EQUITY FUND

                                                                               VALUE IN
   SHARES                                                                     U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                         NETHERLANDS--CONTINUED
               20,000 (a)Qiagen NV                                              $ 1,233,011
               95,600 (a)Toolex International NV                                  1,739,867
                           Total                                                 15,713,292
                         NORWAY--4.4%
              230,000    Merkantildata ASA                                        3,220,348
               46,200 (a)NetCom ASA                                               1,164,979
               54,000 (a)ProSafe ASA                                              1,103,664
               47,500    Sparebanken                                              1,418,400
              213,000 (a)Tandberg Television                                      2,190,805
               40,000    Tomra Systems ASA                                        1,242,220
                           Total                                                 10,340,416
                         PORTUGAL--4.5%
               30,000    Banco Commercial Portugues, Class R                        993,375
                3,125    Banco Espirito Santo e Comercial de Lisboa                 109,995
               25,000    Banco Espirito Santo e Comercial de Lisboa                 879,962
               25,000    Banco Espirito Santo e Comercial de Lisboa, Rights         173,145
               90,000    Banco Pinto & Sotto Mayor                                2,189,762
               21,000 (a)Brisa Auto Estradas de Portugal                            954,284
               41,000    Cimpor Cimentos de Portugal                              1,570,189
               33,100    Compania de Seguros Tranquilidade                        1,105,448
               46,500    Portugal Telecom SA                                      2,444,019
                           Total                                                 10,420,179
                         SPAIN--5.1%
               41,000    Banco Santander                                          2,064,203
              130,000    Corp Fin Reunida                                         1,878,588
              140,000    Inmobiliaria Urbis                                       1,967,667

FEDERATED INTERNATIONAL EQUITY FUND

                                                                               VALUE IN
   SHARES                                                                     U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                         SPAIN--CONTINUED
               99,272    Telefonica SA                                         $  4,434,651
               44,000    Zardoya-Otis SA                                          1,567,799
                           Total                                                 11,912,908
                         SWEDEN--6.7%
              180,000 (a)Castellum AB                                             2,181,874
               48,500    Celsius Industries Corp., Class B                        1,256,236
               44,350 (a)Europolitan Holdings AB                                  2,755,853
              144,600    Kinnevik AB, Class B                                     5,285,991
              118,000 (a)Modern Times Group, Class B                              1,347,530
               30,000 (a)NetCom Systems AB, Class B                               1,148,355
               48,000    WM-Data AB                                               1,681,191
                           Total                                                 15,657,030
                         SWITZERLAND--7.3%
               18,700    Credit Suisse Group                                      4,114,884
                   47    Lindt & Spruengli AG                                     1,256,294
                   47    Lindt & Spruengli AG, Class B                            1,243,604
               52,600 (a)Mettler Toledo International, Inc., ADR                    999,400
                  800    Nestle SA                                                1,713,399
                1,423    Stratec Holding AG                                       2,017,077
                2,160    UBS - Union Bank of Switzerland                          3,630,375
                3,200    Zurich Versicherungsgesellschaft                         1,997,975
                           Total                                                 16,973,008
                         UNITED KINGDOM--14.1%
                4,070 (a)ARM Holdings PLC, ADR                                      144,485
              290,000    Airtours PLC                                             2,178,823
              120,000    Bank of Scotland, Edinburgh                              1,388,632
              766,000 (a)Cable & Wireless Communications PLC                      5,880,222

FEDERATED INTERNATIONAL EQUITY FUND

   FOREIGN
  CURRENCY
  PAR AMOUNT                                                                    VALUE IN
  OR SHARES                                                                   U.S. DOLLARS
 COMMON STOCKS--CONTINUED
                         UNITED KINGDOM--CONTINUED
               34,090    Computacenter                                         $    403,674
              540,000    Dalgety                                                  3,572,029
               63,100 (a)Dr. Solomon's Group PLC, ADR                             1,861,450
               95,000 (a)Ecsoft Group PLC, ADR                                    2,660,000
              325,800 (a)Energis PLC                                              4,523,100
              158,000    Filtronic PLC                                            1,107,084
                6,600 (a)ICON plc, ADR                                              168,300
              348,500    National Grid Co. PLC                                    2,145,904
              400,000 (a)Orange PLC                                               3,010,174
               71,500    Pearson                                                  1,311,451
              220,000    Racal Electronic PLC                                     1,354,660
              125,000    Regent Inns PLC                                            786,026
              113,750 (a)Thomson Travel Group PLC                                   334,418
                           Total                                                 32,830,432
                           TOTAL COMMON STOCKS (IDENTIFIED COST $168,985,423)   217,400,584
 CORPORATE BONDS--0.1%
                         UNITED KINGDOM--0.1%
               95,000 (a)National Grid Group PLC, 4.25%, 2/17/2008
                         (IDENTIFIED COST $154,175)                                 168,934
 PREFERRED STOCKS--1.6%
                         AUSTRIA--1.1%
               28,200 (a)Bank Austria AG, Pfd.                                    2,520,244
                         GERMANY--0.1%
                5,748 (a)Pro Sieben Media AG, Preference                            286,715
                         PORTUGAL--0.4%
               62,000    Lusomundo Sociedade Gestora de Participacoes Sociais       882,562
                         SA, Pfd.
                           TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,043,380)    3,689,521

FEDERATED INTERNATIONAL EQUITY FUND

  PRINCIPAL                                                                     VALUE IN
   AMOUNT                                                                     U.S. DOLLARS
 (C)REPURCHASE AGREEMENT--2.4%
                         UNITED STATES--2.4%
 $          5,665,000    BT Securities Corp., 5.57%, dated 5/29/1998, due
                         6/1/1998 (AT AMORTIZED COST)                          $  5,665,000
                           TOTAL INVESTMENTS (IDENTIFIED COST $176,847,978)(D) $226,924,039

(a) Non-income producing security.

(b) Denotes a private placement security. At May 31, 1998, these securities amounted to $1,655,021 which represents 0.7% of total net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $176,847,978. The net unrealized appreciation of investments on a federal tax basis amounts to $50,076,061 which is comprised of $52,143,774 appreciation and $2,067,713 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($233,087,078) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR --American Depositary Receipt
GDR --Global Depositary Receipt
PLC --Public Limited Company
SA --Support Agreement
SPA --Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                    $226,924,039
 $176,847,978)
 Cash                                                                                         4,816
 Cash denominated in foreign currencies (at identified cost $945,715)                       944,131
 Income receivable                                                                          454,200
 Receivable for investments sold                                                         12,261,064
 Receivable for shares sold                                                                 556,449
    Total assets                                                                        241,144,699
 LIABILITIES:
 Payable for investments purchased                                         $ 7,707,411
 Payable for shares redeemed                                                   100,398
 Payable for taxes withheld                                                     27,300
 Accrued expenses                                                              222,512
    Total liabilities                                                                     8,057,621
 NET ASSETS for 10,703,153 shares outstanding                                          $233,087,078
 NET ASSET CONSIST OF:
 Paid in capital                                                                       $160,273,608
 Net unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                         50,088,812
 Accumulated net realized gain on investments and foreign currency                       24,433,049
 transactions
 Distributions in excess of net investment income                                        (1,708,391)
    Total Net Assets                                                                   $233,087,078
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($186,740,885 / 8,515,147 shares outstanding)                     $21.93
 Offering Price Per Share (100/94.50 of $21.93)*                                             $23.21
 Redemption Proceeds Per Share (100.00/100 of $21.93)**                                      $21.93
 CLASS B SHARES:
 Net Asset Value Per Share ($33,280,453 / 1,565,740 shares outstanding)                      $21.26
 Offering Price Per Share (100/100.00 of $21.26)*                                            $21.26
 Redemption Proceeds Per Share (94.50/100.00 of $21.26)**                                    $20.09
 CLASS C SHARES:
 Net Asset Value Per Share ($13,065,740 / 622,266 shares outstanding)                        $21.00
 Offering Price Per Share (100/100.00 of $21.00)*                                            $21.00
 Redemption Proceeds Per Share (99.00/100 of $21.00)**                                       $20.79

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $305,840)                                 $  1,893,598
 Interest                                                                                    42,442
   Total income                                                                           1,936,040
 EXPENSES:
 Investment advisory fee                                                   $   996,864
 Administrative personnel and services fee                                      92,247
 Custodian fees                                                                 52,733
 Transfer and dividend disbursing agent fees and expenses                      167,864
 Directors'/Trustees' fees                                                       3,640
 Auditing fees                                                                  12,672
 Legal fees                                                                      1,759
 Portfolio accounting fees                                                      50,051
 Distribution services fee--Class B Shares                                     103,385
 Distribution services fee--Class C Shares                                      43,748
 Shareholder services fee--Class A Shares                                      200,172
 Shareholder services fee--Class B Shares                                       34,462
 Shareholder services fee--Class C Shares                                       14,583
 Share registration costs                                                       17,411
 Printing and postage                                                           37,371
 Insurance premiums                                                              2,123
 Taxes                                                                              50
 Miscellaneous                                                                   3,403
   Total expenses                                                            1,834,538
       Net investment income                                                                101,502
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                      24,485,651
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency                               30,603,559
   Net realized and unrealized gain on investments and foreign currency                  55,089,210
       Change in net assets resulting from operations                                  $ 55,190,712

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS
                                                               ENDED
                                                            (UNAUDITED)     YEAR ENDED
                                                              MAY 31,      NOVEMBER 30,
                                                               1998            1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                      $     101,502   $     167,546
 Net realized gain (loss) on investments and foreign
 currency transactions ($24,485,651 and $12,740,309,
 respectively, as computed for federal tax purposes)           24,485,651      10,781,853
 Net change in unrealized appreciation of investments and
 translation of assets and liabilities in foreign currency     30,603,559       1,272,361
  Change in net assets resulting from operations               55,190,712      12,221,760
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                       --              --
  Class B Shares                                                       --              --
  Class C Shares                                                       --              --
 Distributions from net realized gains on investments and
 foreign currency transactions
  Class A Shares                                              (10,030,621)     (3,655,308)
  Class B Shares                                               (1,891,979)       (386,187)
  Class C Shares                                                 (810,275)       (169,128)
    Change in net assets resulting from distributions to      (12,732,875)     (4,210,623)
    shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                 192,108,796     226,245,226
 Net asset value of shares issued to shareholders in
 payment of distributions declared                             10,456,486       2,860,246
 Cost of shares redeemed                                     (179,264,235)   (267,012,751)
  Change in net assets resulting from share transactions       23,301,047     (37,907,279)
    Change in net assets                                       65,758,884     (29,896,142)
 NET ASSETS:
 Beginning of period                                          167,328,194     197,224,336
 End of period (including distributions in excess of net
 investment income of $(1,708,391) and $(1,809,893),
 respectively)                                              $ 233,087,078   $ 167,328,194

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    SIX MONTHS
                                       ENDED
                                    (UNAUDITED)
                                      MAY 31,                    YEAR ENDED NOVEMBER 30,
                                       1998       1997      1996       1995       1994       1993
 NET ASSET VALUE, BEGINNING OF PERIOD    $17.93     $17.32   $17.89    $18.53    $16.49    $14.09
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                    0.02(e)    0.04(e)  0.03      0.09      0.15      0.06
  Net realized and unrealized gain
  (loss) on investments and foreign        5.33       0.95     1.38      0.17      1.96      2.53
  currency
  Total from investment operations         5.35       0.99     1.41      0.26      2.11      2.59
 LESS DISTRIBUTIONS
  Distributions from net investment          --         --    (0.09)    (0.003)   (0.07)    (0.06)
  income
  Distributions in excess of net             --         --       --         --       --     (0.13)
  investment income(a)
  Total distributions from net               --         --    (0.09)    (0.003)   (0.07)    (0.19)
  investment income
  Distributions from net realized
  gain on investments
  and foreign currency transactions       (1.35)     (0.38)   (1.89)    (0.90)       --        --
  Total distributions                     (1.35)     (0.38)   (1.98)    (0.90)    (0.07)    (0.19)
 NET ASSET VALUE, END OF PERIOD          $21.93     $17.93   $17.32    $17.89    $18.53    $16.49
 TOTAL RETURN(B)                          32.05%     5.89%     8.63%     1.60%    12.82%    18.52%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                 1.69%*    1.71%     1.68%     1.57%     1.61%     1.60%
  Net investment income                    0.25%*    0.23%     0.15%     0.42%       --      0.13%
  Expense waiver/reimbursement(c)            --      0.10%     0.15%     0.18%       --      0.01%
 SUPPLEMENTAL DATA
  Net assets, end of period (000       $186,741  $134,858  $172,938  $191,911  $261,178  $192,860
  omitted)
  Average commission rate paid(d)       $0.0295   $0.0032   $0.0018        --        --        --
  Portfolio turnover                        110%      210%      119%      166%       73%       74%

* Computed on an annualized basis.

(a) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Amount based on average outstanding shares.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                          ENDED
                                       (UNAUDITED)
                                         MAY 31,                   YEAR ENDED NOVEMBER 30,
                                           1998         1997        1996       1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD       $17.48      $17.04      $17.70     $18.50     $19.61
 INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                        (0.05)(e)   (0.10)(e)   (0.03)     (0.08)     (0.01)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                    5.18        0.92        1.26       0.18      (1.10)
  Total from investment operations            5.13        0.82        1.23       0.10      (1.11)
 LESS DISTRIBUTIONS
  Distributions from net investment             --          --       (0.00)(b)     --         --
  income
  Distributions from net realized gain
  on investments and foreign currency        (1.35)      (0.38)      (1.89)     (0.90)        --
  transactions
  Total distributions                        (1.35)      (0.38)      (1.89)     (0.90)        --
 NET ASSET VALUE, END OF PERIOD             $21.26      $17.48      $17.04     $17.70     $18.50
 TOTAL RETURN(C)                             31.53%       4.97%       7.59%      0.68%     (5.27%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                    2.44%*      2.56%       2.58%      2.52%      2.59%*
  Net investment income/loss                 (0.49%)*    (0.59%)     (0.74%)    (0.52%)    (0.88%)*
 SUPPLEMENTAL DATA
  Net assets, end of period (000           $33,280     $23,629     $16,707     $6,370     $1,214
  omitted)
  Average commission rate paid(d)          $0.0295     $0.0032     $0.0018         --         --
  Portfolio turnover                           110%        210%        119%       166%        73%

* Computed on an annualized basis.

(a) Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

(b) Distributions from net investment income is less than $0.01 per share.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(e) Amount based on average outstanding shares.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                          ENDED
                                        (UNAUDITED)
                                         MAY 31,                   YEAR ENDED NOVEMBER 30,
                                            1998      1997        1996       1995       1994      1993(A)
 NET ASSET VALUE, BEGINNING OF PERIOD       $17.28    $16.85      $17.50     $18.30     $16.41    $14.88
 INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                        (0.05)(g) (0.11)(g)   (0.10)     (0.12)     (0.05)    (0.04)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                    5.12      0.92        1.34       0.22       1.98      1.57
  Total from investment operations            5.07      0.81        1.24       0.10       1.93      1.53
 LESS DISTRIBUTIONS
  Distributions from net investment             --        --        0.00(b)   (0.00)(b)     --        --
  income
  Distributions in excess of net                --        --          --         --      (0.04)       --
  investment income(c)
  Total distributions from net                  --        --        0.00      (0.00)     (0.04)       --
  investment income
  Distributions from net realized gain
  on investments and foreign currency
  transactions                               (1.35)    (0.38)      (1.89)     (0.90)      0.00        --
  Total distributions                        (1.35)    (0.38)      (1.89)     (0.90)     (0.04)       --
 NET ASSET VALUE, END OF PERIOD             $21.00    $17.28      $16.85     $17.50     $18.30     $16.41
 TOTAL RETURN(D)                             31.61%     4.96%       7.75%      0.69%     11.75%     10.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                    2.45%*     2.56%      2.57%      2.46%      2.55%      2.57%*
  Net investment income/loss                 (0.50%)*   (0.67%)    (0.72%)    (0.47%)    (0.91%)    (1.10%)*
  Expense waiver/reimbursement(e)               --       0.00       0.01%      0.04%      0.00       0.01%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000           $13,066     $8,841     $7,580     $7,146     $8,836     $2,852
  omitted)
  Average commission rate paid(f)          $0.0295    $0.0032    $0.0018         --         --         --
  Portfolio turnover                           110%       210%       119%       166%        73%        74%

* Computed on an annualized basis.

(a) Reflects operations for the period from March 31, 1993 (date of initial public investment) to November 30, 1993.

(b) Distributions from net investment income is less than $0.01 per share.

(c) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) This voluntary expense decrease is reflected in both the expense and net investment income/operating loss ratios shown above.

(f) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(g) Amount based on average outstanding shares.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

International Series Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund's objective is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Listed corporate bonds, unlisted securities, and private placement securities are generally valued at the mean of the last closing bid and asked price as furnished by an independent pricing service. Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales.

Additional information on each restricted security held at May 31, 1998 is as follows:

 SECURITY                         ACQUISITION DATE         ACQUISITION COST
 Boardwalk Equities, Inc.      4/27/1998 - 5/15/1998          $1,689,477

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.0001 per share) authorized were as follows:

                           NUMBER OF
                           PAR VALUE
 SHARE CLASS NAME          AUTHORIZED
 Class A Shares            500,000,000
 Class B Shares            500,000,000
 Class C Shares            500,000,000
   Total                 1,500,000,000

Transactions in capital stock were as follows:

                                        SIX MONTHS ENDED                 YEAR ENDED
                                          MAY 31, 1998               NOVEMBER 30, 1997
 CLASS A SHARES                       SHARES          AMOUNT         SHARES           AMOUNT
 Shares sold                         8,672,980   $170,087,464     11,656,518    $ 203,925,963
 Shares issued to shareholders
 in payment of distributions           470,361      7,972,626        138,301        2,327,602
 declared
 Shares redeemed                    (8,149,681)  (160,759,387)   (14,255,933)    (251,791,018)
  Net change resulting from
  Class A Share transactions           993,660   $ 17,300,703     (2,461,114)   $ (45,537,453)

                                         SIX MONTHS ENDED                YEAR ENDED
                                           MAY 31, 1998              NOVEMBER 30, 1997
 CLASS B SHARES                       SHARES          AMOUNT        SHARES         AMOUNT
 Shares sold                           665,760   $ 12,980,051        788,772    $      13,786,500
 Shares issued to shareholders in
 payment of distributions declared     107,578      1,772,922         22,438         371,580
 Shares redeemed                      (559,309)   (10,573,169)      (440,071)      (7,739,343)
  Net change resulting from
  Class B Share transactions           214,029   $  4,179,804        371,139    $   6,418,737

                                        SIX MONTHS ENDED                  YEAR ENDED
                                          MAY 31, 1998                NOVEMBER 30, 1997
 CLASS C SHARES                       SHARES        AMOUNT         SHARES           AMOUNT
 Shares sold                           484,621   $  9,041,281        482,587    $   8,532,763
 Shares issued to shareholders in
 payment of distributions declared      43,647        710,938          9,851          161,064
 Shares redeemed                      (417,626)    (7,931,679)      (430,628)      (7,482,390)
  Net change resulting from
  Class C Share transactions           110,642   $  1,820,540         61,810    $   1,211,437
    Net change resulting from
    share transactions               1,318,331   $ 23,301,047     (2,028,165)   $ (37,907,279)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF
                   AVERAGE DAILY NET
 SHARE CLASS NAME   ASSETS OF CLASS
 Class B Shares          0.75%
 Class C Shares          0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-- Certain Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

 PURCHASES                                              $217,141,946
 SALES                                                  $212,396,586

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of industries was as follows:

                                    PERCENTAGE
 INDUSTRY                         OF NET ASSETS
 Aerospace & Military Technology       0.5%
 Banking                              18.8%
 Beverage & Tobacco                    0.4%
 Broadcasting & Publishing             4.8%
 Building Materials & Components       2.0%
 Business & Public Services            5.9%
 Chemicals                             0.5%
 Construction & Housing                1.5%
 Data Processing & Reproduction        2.9%
 Electrical & Electronics              1.7%
 Electronic Components, Instruments    2.3%
 Financial Services                    3.4%
 Food & Household Products             2.6%
 Food Processing                       1.1%
 Health & Personal Care                2.5%
 Insurance                             3.0%
 Leisure & Tourism                     1.4%
 Machinery & Engineering               2.2%
 Manufacturing                         1.9%
 Media                                 0.6%
 Mining                                0.5%
 Multi-Industry                        2.6%
 Pharmaceuticals                       3.6%
 Real Estate                           2.6%
 Recreation, Other Consumer Goods      1.3%
 Telecommunications                   19.5%
 Transportation - Shipping             0.5%
 Unassigned                            3.4%
 Utilities - Electrical & Gas          1.0%

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning the fund's objective and policies, management fees, expenses, and other information.

[Graphic]Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 46031P308
Cusip 46031P407
Cusip 46031P605
8070112 (7/98)
[Graphic]








Federated International Income Fund
7TH SEMI-ANNUAL REPORT
MAY 31, 1998
ESTABLISHED 1991

President's Message
[Graphic]
Dear Shareholder:

Federated International Income Fund was established in 1991, and I am pleased to present its seventh Semi-Annual Report. This bond fund is designed for income investors willing to invest a portion of their wealth outside of the U.S. The bonds selected have generous yields, but are subject to price volatility and currency fluctuations.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 1997 through May 31, 1998. It begins with a discussion with Robert Kowit, Vice President, Federated Global Research Corp. who co-manages the fund with Micheal Casey, Vice President, Federated Global Research Corp. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international bond holdings, and third is the publication of the fund's financial statements.

The fund's assets of over $173 million were broadly diversified in 35 high-quality bond issues of more than 13 countries to pursue generous quarterly income.*

During the six-month reporting period, international bond investors experienced slightly negative returns due to a strong U.S. dollar. More recently, returns to U.S. investors in international bonds -- and in Federated International Income Fund -- turned positive. The fund continued to produce a generous income stream. Individual share class total return performance, including income dividends follows.**

                    TOTAL
                    RETURN   INCOME      NET ASSET VALUE CHANGE
 Class A Shares     1.12%     $0.26    $10.65 to $10.51 = (1.31%)
 Class B Shares     0.85%     $0.22    $10.62 to $10.49 = (1.22%)
 Class C Shares     0.75%     $0.22    $10.63 to $10.49 = (1.32%)

* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (3.42%), (4.73%), and (0.22%), respectively.

Thank you for joining the growing number of Federated International Income Fund shareholders who have diversified their fixed-income assets internationally.

Remember, adding to your account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.+

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Glen R. Johnson
President
July 15, 1998

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

Investment Review
[Graphic]
Robert Kowit
Vice President
Federated Global Research Corp.

[Graphic]
Micheal Casey, Ph.D.
Vice President
Federated Global Research Corp.

[Graphic]
HOW DID FEDERATED INTERNATIONAL INCOME FUND PERFORM OVER THE FIRST HALF OF ITS FISCAL YEAR?

Total returns for the fund based on net asset value for the six-month reporting period ended May 31, 1998 were 1.12%, 0.85%, and 0.75% for Class A, B, and C Shares, respectively.* These returns were slightly less than the 2.96% total return of the international bond market as measured by the J.P. Morgan Non-Dollar Bond Index,** and the 2.83% total return of the average international income fund as tracked by Lipper Analytical Services, Inc.+

The fund's slight underperformance was primarily due to the depressed currencies of Canada, Australia, and New Zealand.

[Graphic]
IN 1997, THE INTERNATIONAL BOND MARKET PERFORMED WELL IN LOCAL CURRENCY TERMS, BUT SUFFERED IN TERMS OF U.S. DOLLAR RETURNS WITH VERY MODEST RETURNS TO U.S. INVESTORS. HAS THIS TREND CONTINUED INTO 1998?

Through May of 1998, that trend has halted. After a prior fiscal year (December 1, 1996 to November 30, 1997) of slightly negative performance, total returns for the international bond market have been positive. The return for international bonds as measured by the J.P. Morgan Non-Dollar Bond Index was 2.96%.

[Graphic]
INCOME, OF COURSE, IS A PRIMARY CONSIDERATION FOR SHAREHOLDERS. WHAT WAS THE TOTAL INCOME PAID PER SHARE DURING THE SIX-MONTH REPORTING PERIOD ENDED MAY 31, 1998?

The fund's two quarterly income dividends totaled $0.26/share for Class A Shares, $0.22/share for Class B Shares, and $0.22/share for Class C Shares.

* Performance quoted is based on net asset value, represents past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (3.42%), (4.73%), and (0.22%), respectively.

** The J.P. Morgan Non-Dollar Bond Index is a total return, unmanaged trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in an index.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]
HOW WERE THE FUND'S HIGH-QUALITY BOND HOLDINGS DIVERSIFIED AMONG COUNTRIES AS OF MAY 31, 1998?

More than half of the fund's holdings were concentrated among Germany, Japan, the European Currency Unit ("ECU"), and Italy. The balance was spread across ten other countries as indicated below:

                          PERCENTAGE OF
 COUNTRY                    NET ASSETS
 Germany                      24.3%
 Japan                        12.4%
 ECU                          9.5%
 Italy                        8.4%
 Canada                       6.9%
 United Kingdom               6.3%
 Spain                        5.0%
 Australia                    4.8%
 Sweden                       4.0%
 Greece                       3.3%
 Denmark                      3.3%
 Norway                       2.8%
 Portugal                     1.9%
 New Zealand                  1.1%

[Graphic]
WHAT WERE SOME OF THE FUND'S RECENT NOTABLE PURCHASES?

The fund continued to beef up its German mark denominated portion of the portfolio, since yield spreads between bonds from many of the European countries and bonds from Germany had become too tight. Among these were a German government note, the 4.75% OBOL due November 2001.

[Graphic]
WHAT WERE THE FUND'S TOP FIVE HOLDINGS AS OF MAY 31, 1998?

                                                    PERCENTAGE
                                 COUPON AND          OF NET
 ISSUER         COUNTRY           MATURITY           ASSETS
 Sovereign      Japan       5.00% due 9/21/1998       8.33%
 Sovereign      France      7.50% due 4/25/2005       5.54%
 KFW Int'l.     Germany     6.75% due 6/20/2005       5.39%
   Finance
 Sovereign      Spain       10.30% due 6/15/2002      4.97%
 Sovereign      Germany     6.00% due 6/20/2016       4.94%
   TOTAL PERCENTAGE OF NET ASSETS                    29.17%

[Graphic]
AS WE REACH THE MID-POINT OF 1998, WHAT DO YOU SEE AHEAD FOR INTERNATIONAL
BONDS?

International bonds in general still feature yield curves that are steeper than the domestic market, which means international bonds with longer maturities offer higher yields than U.S. bonds. The U.S. yield curve is essentially flat from two to ten years, while most European markets still have a 70-90 basis point yield pick-up between two-year and ten-year bonds.

There is still some potential for outperformance in the various international bond markets. For example, the interest rate difference between 2-year and 10-year bond yields is 75 basis points, and the difference between 2-year and 30-year bond yields is 136 basis points. In addition, the United Kingdom's economy, which led the European economies in their return to growth by about three years, is finally starting to slow down. This should allow the United Kingdom's rates to fall and bond prices to rise in the medium term.

Most of the performance potential, however, will most likely come from currency exposure. The U.S. dollar has been quite strong for over three years against every currency in the world, which has diminished returns to U.S. investors. For quite some time, the conventional wisdom was that the new European currency, the Euro, would be a weak currency. That perception has started to change, as it appears that European growth rates are accelerating, and unemployment is declining. There is still ample excess capacity and no sign of inflation. With over 60% of the fund's holdings in Europe, any appreciation of the European currencies would be very positive.

We expect modest outperformance from the international bond markets from these levels and some reasonable contribution from a gradually weakening dollar.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED INTERNATIONAL INCOME FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $7,000 IN THE CLASS A SHARES OF FEDERATED INTERNATIONAL INCOME FUND IN JUNE OF 1991, REINVESTED DIVIDENDS AND CAPITAL GAINS AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $11,638 ON 5/31/98. YOU WOULD HAVE EARNED A 7.57%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/98, the Class A Shares' 1-year, 5-year, and since inception (6/4/91) average annual total returns were (3.39%), 5.80%, and 7.79%, respectively. Class B Shares' 1-year and since inception (9/28/94) average annual total returns were (5.07%) and 5.82%, respectively. Class C Shares' 1-year, 5-year, and since inception (4/1/93) average annual total returns were (0.57%), 6.00%, and 7.53%, respectively.**

[Graphic A1. omitted.  See Appendix.]

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED INTERNATIONAL INCOME FUND

INVESTING ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR SEVEN YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $10,472.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund in June of 1991, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $8,000, but your account would have reached a total value of $10,472* by 5/31/98. You would have earned an average annual total return of 6.26%.

A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities denominated primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic A2. omitted.  See Appendix ]

* This chart assumes that the subsequent annual investments are made on the last day of each calendar year. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continued purchases through periods of low price levels.

FEDERATED INTERNATIONAL INCOME FUND
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR INCOME FROM ABROAD

Bob and Nancy Griffin--a single-income suburban couple--are building a nest egg for their son Cal's private school education.

Bob and Nancy made an initial $10,000 investment in Federated International Income Fund in June of 1991. At the end of each December, Bob and Nancy have added $2,000 to their investment. As of May 31, 1998, their account totaled $34,244, giving them an annual total return of 6.89%.

Now they can feel confident about giving Cal a quality education, and Bob figures his son will get to college even if he never does learn to catch a football.

The couple is fictional, but the figures are real.

[Graphic A3. omitted.  See Appendix.]

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED INTERNATIONAL INCOME FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)

       FOREIGN
       CURRENCY                                                                               CREDIT       VALUE IN
      PAR AMOUNT                                                                              RATING*    U.S. DOLLARS
 BONDS--94.0%
 AUSTRALIAN DOLLAR--4.8%
                      AGENCY--2.6%
           7,000,000  Federal National Mortgage Association, Series EMTN,
                      6.50%, 7/10/2002                                                          AAA    $   4,564,581
                      STATE/PROVINCIAL--2.2%
           5,500,000  New South Wales Treasury, Local Gov't. Guarantee,
                      6.50%, 5/1/2006                                                         AAA/NR       3,651,038
                       TOTAL AUSTRALIAN DOLLARS                                                            8,215,619
 BRITISH POUND--6.3%
                      FINANCIAL INTERMEDIARIES--1.5%
           1,500,000  Dresdner Bank Ag, Frankfurt, 7.625%, 12/31/2003                         AA/Aa1       2,591,387
                      RETAILERS--3.6%
           3,500,000  Kingfisher PLC, 8.125%, 2/14/2007                                        A-/A3       6,268,601
                      SOVEREIGN--1.2%
           1,000,000  United Kingdom Treasury, Foreign Gov't. Guarantee,
                      11.75%, 1/22/2007                                                         Aaa        2,006,919
                       Total                                                                               4,598,306
                       TOTAL BRITISH POUND                                                                 10,866,907
 CANADIAN DOLLAR--6.9%
                      AGENCY--3.1%
           5,500,000  Quebec, Province of, Deb., 9.375%, 1/16/2023                             A+/A2       5,337,103
                      SOVEREIGN--3.4%
           6,500,000  Canada, Government of, Deb., 8.00%, 6/1/2023                             AAA/Aa1      5,898,140
                      STATE/PROVINCIAL--0.4%
           1,000,000  Metro Toronto, Deb., 7.40%, 9/27/2006                                     AA+        770,252
                       TOTAL CANADIAN DOLLAR                                                               12,005,495

FEDERATED INTERNATIONAL INCOME FUND

       FOREIGN
       CURRENCY                                                                               CREDIT       VALUE IN
      PAR AMOUNT                                                                              RATING*    U.S. DOLLARS
 BONDS--CONTINUED
 DANISH KRONE--3.3%
                      FINANCIAL INTERMEDIARIES--3.3%
          37,863,000  Nykredit, Mtg. Bond, 8.00%, 10/1/2026                                   AA-/NR   $   5,725,763
                       TOTAL DANISH KRONE                                                                  5,725,763
 DEUTSCHE MARK--24.3%
                      AGENCY--12.2%
          13,000,000  Export-Import Bank Japan, Foreign Gov't. Guarantee,
                      6.50%, 5/19/2000                                                        AAA/Aaa      7,588,343
          15,000,000  KFW International Finance, Bank Guarantee, 6.75%,
                      6/20/2005                                                               AAA/Aaa      9,336,906
           7,000,000  Kredit Wiederauf, Bond, 6.00%, 2/9/2006                                 AAA/Aaa      4,194,704
                       Total                                                                             21,119,953
                      FINANCIAL INTERMEDIARIES--2.7%
           7,500,000 Baden Wurt L-Finance NV, Bank Guarantee, 6.75%,
                      6/22/2005                                                               AAA/Aaa      4,655,317
                      SOVEREIGN--9.4%
           5,100,000  Bundesobligation, Bond, 4.75%, 11/20/2001                                 Aaa        2,895,216
          14,000,000  Deutschland Republic, Bond, 6.00%, 6/20/2016                              AAA        8,562,814
           8,000,000  Germany(Fed Republic), 6.50%, 7/15/2003                                 AAA/Aaa      4,877,792
                       Total                                                                             16,335,822
                       TOTAL DEUTSCHE MARK                                                                 42,111,092
 EUROPEAN CURRENCY UNIT (ECU)--9.5%
                      SOVEREIGN--9.5%
           5,400,000  France (Gov't. of), Bond, 7.00%, 4/25/2006                                AAA        6,777,595
           7,500,000  France O.A.T., Bond, 7.50%, 4/25/2005                                   AAA/Aaa      9,589,276
                       TOTAL EUROPEAN CURRENCY UNIT                                                        16,366,871

FEDERATED INTERNATIONAL INCOME FUND

       FOREIGN
       CURRENCY                                                                               CREDIT       VALUE IN
      PAR AMOUNT                                                                              RATING*    U.S. DOLLARS
 BONDS--CONTINUED
 GREEK DRACHMA--3.3%
                      SOVEREIGN--3.3%
       1,000,000,000  Hellenic Republic, 9.20%, 10/31/2002                                      A2     $   3,263,331
         750,000,000  (c)Hellenic Republic, Bond, 11.00%, 10/23/2003                            A2         2,489,335
                       TOTAL GREEK DRACHMA                                                                 5,752,666
 ITALIAN LIRA--8.4%
                      SOVEREIGN--8.4%
       8,000,000,000  Buoni Poliennali Del Tes, Bond, 10.50%, 11/1/2000                       AAA/Aa3      5,156,769
       5,965,000,000  Buoni Poliennali Del Tes, Deb., 10.50%, 7/15/1998                       AAA/Aa3      3,406,633
       1,500,000,000  Buoni Poliennali Del Tes, Deb., 8.50%, 1/1/2004                         AAA/Aa3      1,003,328
       8,750,000,000  (c)Cert Di Credito Del Tes, Note, 5.20%, 1/1/2004                       AAA/NR       5,009,599
                       TOTAL ITALIAN LIRA                                                                  14,576,329
 JAPANESE YEN--12.4%
                      FINANCIAL INTERMEDIARIES--0.3%
          60,000,000  Eksportfinans, Sr. Note, 2.65%, 7/10/2002                               AAA/Aaa      460,322
                      SOVEREIGN--12.1%
       1,970,000,000  Japan, 5.00%, 9/21/1998                                                   Aaa        14,422,580
         840,000,000  Japan, 5.30%, 12/20/1999                                                  Aaa        6,525,179
                       Total                                                                             20,947,759
                       TOTAL JAPANESE YEN                                                                  21,408,081
 NEW ZEALAND DOLLAR--1.1%
                      SOVEREIGN--1.1%
           3,749,000  New Zealand, 6.86%, 9/16/1998                                           AAA/Aaa      1,961,143
                       TOTAL NEW ZEALAND DOLLAR                                                            1,961,143
 NORWEGIAN KRONE--2.8%
                      SOVEREIGN--2.8%
          36,000,000  Norwegian Government, Foreign Gov't. Guarantee,
                      5.75%, 11/30/2004                                                       AAA/Aaa      4,857,078
                       TOTAL NORWEGIAN KRONE                                                               4,857,078

FEDERATED INTERNATIONAL INCOME FUND

     FOREIGN
   CURRENCY PAR
   OR PRINCIPAL                                                                               CREDIT       VALUE IN
      AMOUNT                                                                                  RATING*    U.S. DOLLARS
 BONDS--CONTINUED
 PORTUGUESE ESCUDO--1.9%
                      SOVEREIGN--1.9%
         405,000,000  Portuguese Government, Bond, 11.875%, 2/23/2000                         AAA/Aa2  $   2,492,308
         130,000,000  Portuguese Government, Deb., 8.875%, 1/23/2004                          AAA/Aa2      849,822
                       TOTAL PORTUGUESE ESCUDO                                                             3,342,130
 SPANISH PESETA--5.0%
                      SOVEREIGN--5.0%
       1,080,000,000  Spain (Government), Foreign Gov't. Guarantee,
                      10.30%, 6/15/2002                                                       AA/Aa2       8,606,506
                       TOTAL SPANISH PESETA                                                                8,606,506
 SWEDISH KRONA--4.0%
                      FINANCIAL INTERMEDIARIES--1.8%
          24,000,000  Statens Bostads, Deb., 11.00%, 1/21/1999                                AA-/NR       3,179,472
                      SOVEREIGN--2.2%
          28,000,000  Sweden (Kingdom of), 6.00%, 2/9/2005                                    AAA/Aa1      3,793,092
                       TOTAL SWEDISH KRONA                                                                 6,972,564
                       TOTAL BONDS (IDENTIFIED COST $175,618,149)                                          162,768,244
 (A)REPURCHASE AGREEMENTS--2.8%
 $         4,795,000  BT Securities Corp., 5.57%, dated 5/29/1998,
                      due 6/1/1998 (AT AMORTIZED COST)                                                     4,795,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $180,413,149)(B)                             $ 167,563,244

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $180,413,149. The net unrealized depreciation of investments on a federal tax basis amounts to $12,849,905 which is comprised of $2,504,553 appreciation and $15,354,458 depreciation at May 31, 1998.

(c) Denotes variable rate obligations for which current rate is shown.

Note: The categories of investments are shown as a percentage of net assets ($173,225,707) at May 31, 1998.

The following acronym is used throughout this portfolio:

PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $180,413,149)           $   167,563,244
 Cash                                                                                                 2,247
 Cash denominated in foreign currencies (at identified cost $848,973)                               843,631
 Income receivable                                                                                4,756,334
 Receivable for shares sold                                                                         171,158
    Total assets                                                                                173,336,614
 LIABILITIES:
 Payable for shares redeemed                                                       $ 2,040
 Payable for taxes withheld                                                         43,859
 Accrued expenses                                                                   65,008
    Total liabilities                                                                               110,907
 NET ASSETS for 16,484,148 shares outstanding                                               $   173,225,707
 NET ASSETS CONSIST OF:
 Paid in capital                                                                            $   196,495,293
 Net unrealized depreciation of investments and translation of assets and liabilities
 in foreign currency                                                                            (12,885,238)
 Accumulated net realized loss on investments and foreign currency transactions                 (12,483,547)
 Undistributed net investment income                                                               2,099,199
    Total Net Assets                                                                        $    173,225,707
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($153,863,143 / 14,638,469 shares outstanding)                             $10.51
 Offering Price Per Share (100/95.50 of $10.51)*                                                      $11.01
 Redemption Proceeds Per Share (100.00/100 of $10.51)**                                               $10.51
 CLASS B SHARES:
 Net Asset Value Per Share ($12,114,312 / 1,154,994 shares outstanding)                               $10.49
 Offering Price Per Share (100/100.00 of $10.49)*                                                     $10.49
 Redemption Proceeds Per Share (94.50/100 of $10.49)**                                                $ 9.91
 CLASS C SHARES:
 Net Asset Value Per Share ($7,248,252 / 690,685 shares outstanding)                                  $10.49
 Offering Price Per Share (100/100.00 of $10.49)*                                                     $10.49
 Redemption Proceeds Per Share (99.00/100 of $10.49)**                                                $10.39

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $66,778)                                   $ 6,052,681
 EXPENSES:
 Investment advisory fee                                                 $  685,611
 Administrative personnel and services fee                                   92,247
 Custodian fees                                                              39,957
 Transfer and dividend disbursing agent fees and expenses                    46,130
 Directors'/Trustees' fees                                                   3,760
 Auditing fees                                                               11,526
 Legal fees                                                                   1,821
 Portfolio accounting fees                                                   43,458
 Distribution services fee--Class A Shares                                  203,510
 Distribution services fee--Class B Shares                                   46,161
 Distribution services fee--Class C Shares                                   28,920
 Shareholder services fee--Class A Shares                                   203,510
 Shareholder services fee--Class B Shares                                    15,387
 Shareholder services fee--Class C Shares                                     9,640
 Share registration costs                                                    18,261
 Printing and postage                                                        14,849
 Insurance premiums                                                           2,184
 Taxes                                                                           50
     Total expenses                                                       1,466,982
 Waivers--
     Waiver of distribution services fee--Class A Shares     $ (122,106)
     Waiver of shareholder services fee--Class A Shares         (56,983)
         Total waivers                                                    (179,089)
             Net expenses                                                                1,287,893
                  Net investment income                                                  4,764,788
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency                                      12,729
 transactions
 Net change in unrealized depreciation of investments and
 translation of assets and
 liabilities in foreign currency                                                       (2,941,580)
     Net realized and unrealized loss on investments and                               (2,928,851)
     foreign currency
         Change in net assets resulting from operations                                $ 1,835,937

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                   SIX MONTHS
                                                                           ENDED
                                                                        (UNAUDITED)      YEAR ENDED
                                                                          MAY 31,      NOVEMBER 30,
                                                                            1998           1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $   4,764,788   $  12,374,664
 Net realized gain (loss) on investments and foreign currency transactions
 ($12,729 and $2,459,905, respectively, as computed for federal tax           12,729       2,723,605
 purposes)
 Net change in unrealized appreciation/depreciation of investments
 and translation of assets and liabilities in foreign currency            (2,941,580)    (23,621,509)
  Change in net assets resulting from operations                           1,835,937      (8,523,240)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                          (4,123,808)    (14,451,238)
  Class B Shares                                                            (257,444)       (678,030)
  Class C Shares                                                            (163,493)       (917,505)
  Change in net assets resulting from distributions to shareholders       (4,544,745)    (16,046,773)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                             34,589,688     113,690,620
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                    1,466,484       6,459,682
 Cost of shares redeemed                                                 (61,342,150)   (118,734,614)
  Change in net assets resulting from share transactions                 (25,285,978)      1,415,688
  Change in net assets                                                   (27,994,786)    (23,154,325)
 NET ASSETS:
 Beginning of period                                                     201,220,493     224,374,818
 End of period (including undistributed net investment income of
 $2,099,199 and $1,879,156, respectively)                              $ 173,225,707   $ 201,220,493

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                        SIX MONTHS
                                          ENDED
                                       (UNAUDITED)
                                          MAY 31,                        YEAR ENDED NOVEMBER 30,
                                           1998          1997       1996       1995       1994         1993
 NET ASSET VALUE,
 BEGINNING OF PERIOD                      $10.65        $11.92     $11.38     $10.52     $11.86       $10.47
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                   0.28**        0.63**     0.74**       0.79       0.70         0.88
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                (0.16)        (1.07)       0.67       0.84     (0.76)         1.40
  Total from investment operations          0.12        (0.44)       1.41       1.63     (0.06)         2.28
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                  (0.26)        (0.83)     (0.87)     (0.77)     (0.63)       (0.75)
  Distributions from net realized
  gain on investments and foreign
  currency transactions                       --            --         --         --     (0.65)       (0.14)
  Total distributions                     (0.26)        (0.83)     (0.87)     (0.77)     (1.28)       (0.89)
 NET ASSET VALUE, END OF PERIOD           $10.51        $10.65     $11.92     $11.38     $10.52       $11.86
 TOTAL RETURN(A)                           1.12%       (3.70%)     13.27%     16.12%    (0.84%)       22.95%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                1.33%*         1.30%      1.30%      1.30%      1.30%        1.25%
  Net investment income                   5.29%*         5.83%      6.58%      6.79%      6.67%        7.71%
  Expense waiver/reimbursement(b)         0.22%*         0.26%      0.34%      0.40%      0.20%        0.27%
 SUPPLEMENTAL DATA
  Net assets, end of period (000        $153,863      $180,415   $200,758   $173,905   $209,008     $220,602
  omitted)
  Portfolio turnover                          8%           67%        92%        41%       136%         189%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS
                                                  ENDED
                                               (UNAUDITED)
                                                 MAY 31,            YEAR ENDED NOVEMBER 30,
                                                  1998        1997      1996     1995     1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD            $10.62      $11.89    $11.36   $10.51    $10.21
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                          0.24**      0.56**    0.84**     0.77      0.08
  Net realized and unrealized gain (loss)
  on investments and foreign currency            (0.15)      (1.08)      0.48     0.78      0.22
  Total from investment operations                 0.09      (0.52)      1.32     1.55      0.30
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                         (0.22)      (0.75)    (0.79)   (0.70)        --
 NET ASSET VALUE, END OF PERIOD                  $10.49      $10.62    $11.89   $11.36    $10.51
 TOTAL RETURN(B)                                  0.85%     (4.43%)    12.41%   15.28%     2.44%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                       2.05%*       2.06%     2.11%    2.10%    2.11%*
  Net investment income                          4.58%*       5.06%     5.76%    5.76%    7.07%*
  Expense waiver/reimbursement(c)                    --          --     0.02%    0.10%    0.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)       $12,114     $12,521    $8,641   $1,123      $101
  Portfolio turnover                                 8%         67%       92%      41%      136%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average numbers of shares outstanding.

(a) Reflects operations for the period from September 19, 1994 (date of initial public investment) to November 30, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
FINANCIAL HIGHLIGHTS--CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         SIX MONTHS
                                           ENDED
                                        (UNAUDITED)
                                           MAY 31,                    YEAR ENDED NOVEMBER 30,
                                            1998       1997       1996       1995      1994     1993(A)
 NET ASSET VALUE,
 BEGINNING OF PERIOD                       $10.63     $11.89     $11.36     $10.48    $11.84    $10.23
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                    0.24**     0.56**     0.67**       0.60      0.58      0.41
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                 (0.16)     (1.08)       0.64       0.95    (0.72)      1.58
  Total from investment operations           0.08     (0.52)       1.31       1.55    (0.14)      1.99
 LESS DISTRIBUTIONS
  Distributions from net investment
  income                                   (0.22)     (0.74)     (0.78)     (0.67)    (0.57)    (0.38)
  Distributions from net realized gain
  on investments and foreign currency
  transactions                                --          --         --         --    (0.65)        --
  Total distributions                     (0.22)      (0.74)     (0.78)     (0.67)    (1.22)    (0.38)
 NET ASSET VALUE, END OF PERIOD           $10.49      $10.63     $11.89     $11.36    $10.48    $11.84
 TOTAL RETURN(B)                           0.75%     (4.42%)     12.31%     15.32%   (1.54%)    19.67%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                2.05%*       2.06%      2.09%      2.06%     2.05%    2.05%*
  Net investment income                   4.57%*       5.10%      5.80%      5.96%     6.00%    5.39%*
  Expense waiver/reimbursement(c)             --          --      0.04%      0.14%     0.10%    0.21%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000
  omitted)                                $7,248      $8,285    $14,976    $12,015    $8,098    $4,767
  Portfolio turnover                          8%         67%        92%        41%      136%      189%

* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from March 31, 1993 (date of initial public investment) to November 30, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)

1. ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consist of two portfolios. The financial statements included herein are only those of Federated International Income Fund ("the Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund's objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-- Foreign government securities, and listed foreign corporate bonds, are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS-- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

At May 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $12,496,276, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR    EXPIRATION AMOUNT
     2002             $7,730,124
     2003              4,766,152

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS-- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 1998, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION-- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At May 31, 1998, par value shares ($0.001 per share) authorized were as follows:

                         NUMBER OF
                         PAR VALUE
                       CAPITAL STOCK
 SHARE CLASS NAME        AUTHORIZED
 Class A Shares         500,000,000
 Class B Shares         500,000,000
 Class C Shares         500,000,000
    Total             1,500,000,000

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                        MAY 31, 1998                  NOVEMBER 30, 1997
 CLASS A SHARES                                   SHARES          AMOUNT          SHARES            AMOUNT
 Shares sold                                     3,067,650   $   32,146,305       9,374,565    $   102,068,473
 Shares issued to shareholders in payment
 of distributions declared                         111,592        1,170,531         477,630          5,236,339
 Shares redeemed                               (5,484,190)     (57,433,830)     (9,757,111)      (105,992,259)
  Net change resulting from Class A
  Share transactions                           (2,304,948)   $ (24,116,994)          95,084    $     1,312,553

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                        MAY 31, 1998                  NOVEMBER 30, 1997
 CLASS B SHARES                                   SHARES          AMOUNT          SHARES            AMOUNT
 Shares sold                                       122,592   $    1,284,113         652,967    $     7,092,111
 Shares issued to shareholders in payment
 of distributions declared                          17,163          179,840          41,746            455,100
 Shares redeemed                                 (163,243)      (1,709,731)       (242,871)        (2,612,799)
  Net change resulting from Class B
  Share transactions                              (23,488)   $    (245,778)         451,842    $     4,934,412

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                        MAY 31, 1998                  NOVEMBER 30, 1997
 CLASS C SHARES                                   SHARES          AMOUNT          SHARES            AMOUNT
 Shares sold                                       110,637   $    1,159,270         417,391    $     4,530,036
 Shares issued to shareholders in payment
 of distributions declared                          11,077          116,113          69,887            768,243
 Shares redeemed                                 (210,469)      (2,198,589)       (967,042)       (10,129,556)
  Net change resulting from Class C
  Share transactions                              (88,755)   $    (923,206)       (479,764)    $   (4,831,277)
   Net change resulting from share
   transactions                                (2,417,191)   $ (25,285,978)          67,162    $     1,415,688

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE-- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICE FEE-- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                        PERCENTAGE OF
                      AVERAGE DAILY NET
SHARE CLASS NAME       ASSETS OF CLASS
Class A Shares              0.25%
Class B Shares              0.75%
Class C Shares              0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE-- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

PURCHASES     $13,851,612
SALES         $39,292,442

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 46031P100
Cusip 46031P209
Cusip 46031P506
2061602 (7/98)
[Graphic]







                                    APPENDIX

Federated International Equity Fund,

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 5/31/98. The "y" axis is measured in increments of $25,000 ranging from $0 to $100,000 and indicates that the ending value of hypothetical initial investment of $14,000 in Federated International Equity Fund, Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $83,968 on 5/31/98.


A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 5/31/98. The "y" axis is measured in increments of $7,000 ranging from $0 to $35,000 and indicates that the ending value of fourteen hypothetical yearly investments of $1,000 in Federated International Equity Fund, Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $32,375 on 5/31/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 5/31/98. The "y" axis is measured in increments of $30,000 ranging from $0 to $210,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and subsequent yearly investments of $5,000 over 14 years in Federated International Equity Fund, Class A Shares, would have grown to $192,333 on 5/31/98.







                                    APPENDIX

Federated International Income Fund,

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/91 to 5/31/98. The "y" axis is measured in increments of $3,000 ranging from $0 to $15,000 and indicates that the ending value of hypothetical initial investment of $7,000 in Federated International Income Fund, Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $11,638 on 5/31/98.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/91 to 5/31/98. The "y" axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of eight hypothetical yearly investments of $1,000 in Federated International Income Fund, Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $10,472 on 5/31/98.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/91 to 5/31/98. The "y" axis is measured in increments of $8,000 ranging from $0 to $40,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and subsequent yearly investments of $2,000 over 7 years in Federated International Income Fund, Class A Shares, would have grown to $34,244 on 5/31/98.